Business Developments [Text Block]	6 Months Ended
Sep. 30, 2015
Text Block [Abstract]
Business Developments [Text Block]

2.    BUSINESS DEVELOPMENTS

Integration of Bank of Ayudhya Public Company Limited and BTMU Bangkok Branch

On January 5, 2015, BTMU integrated the former BTMU Bangkok Branch with Bank of Ayudhya Public Company Limited (“Krungsri”) through the contribution in kind of the former BTMU Bangkok Branch business to Krungsri, which was treated as a common control transaction. In exchange for the contribution in kind, Krungsri issued 1,281,618,026 common shares at Thai baht 40.49 per share to BTMU. After the integration, BTMU holds 5,655,332,146 common shares in Krungsri, and the percentage of Krungsri’s shares held by BTMU is 76.88%.

The change in noncontrolling ownership interests of Krungsri including the contribution in kind of the former BTMU Bangkok Branch was ¥15,269 million, resulting a corresponding increase in Noncontrolling interests and a decrease in Capital surplus.